Transactions with related parties	12 Months Ended
Dec. 31, 2020
Related Party Transactions [Abstract]
Transactions with related parties	Transactions with related parties
(Re)insurance contracts
In the normal course of business, Sirius Group enters into insurance and reinsurance contracts with certain of its insurance and MGU affiliates, or their subsidiaries. During the years ended December 31, 2020, 2019 and 2018, these contracts with related parties resulted in gross written premiums of $123.7 million, $88.6 million and $67.9 million, respectively. As of December 31, 2020 and 2019, Sirius Group had total receivables due from related parties of $27.9 million and $16.1 million, respectively. As of December 31, 2020 and 2019, Sirius Group had total payables due to related parties of $0.9 million.
Transaction Matters Letter Agreement
On August 6, 2020, CM Bermuda, the Company, TPRE and CMIG International entered into a Transaction Matters Letter Agreement (the “Transaction Matters Agreement”), pursuant to which, among other things and subject to the terms and conditions thereof, the Company has agreed to pay for and reimburse CMIG International and CM Bermuda for certain legal expenses incurred by CMIG International and CM Bermuda in connection with the Transactions and the related sales process or other discussions between CMIG International, CM Bermuda and the Company occurring on or after March 6, 2020, and TPRE has agreed to assume such remaining payment obligations of the Company following the closing of the TPRE Merger. TPRE has also agreed to pay for the fees and expenses payable by CMIG International and CM Bermuda to its financial advisor, Goldman Sachs (Asia) L.L.C., relating to the Transactions. Under the terms of the Transaction Matters Agreement, the Company is not permitted to terminate or threaten to terminate the 2020 Merger Agreement following a change by the TPRE board of directors of its recommendation to TPRE’s shareholders in favor of the TPRE Share Issuance without the prior written consent of CM Bermuda and CMIG International. During the year ended December 31, 2020, the Company paid $2.6 million for certain legal expenses incurred by CM Bermuda and CMIG International in connection with the Transaction Matters Agreement.
Series B preference shareholders expense reimbursement agreement
On March 27, 2020, the Company entered into an expense reimbursement agreement (the “Agreement”) with each of the holders of the Series B preference shares. Pursuant to the Agreement, the Company agreed to reimburse each of the holders of the Series B preference shares for all reasonable and documented out-of-pocket expenses incurred by them in connection with pursuing a potential negotiated transaction (a “Potential Transaction”) involving the Company or one or more of its subsidiaries on or after January 8, 2020 up to $250,000 for each holder of Series B preference shares together with its affiliates and $1,000,000 in the aggregate with any reimbursement above such amounts requiring the written consent of the Company (but excluding any expenses incurred in connection with the evaluation or enforcement of any rights or obligations of the holders of the Series B preference shares or the Company relating to the preference shares in the Company held by such Series B preference shareholders). In addition, the Company agreed to reimburse the holders of the Series B preference shares for any and all reasonable and documented out-of-pocket attorneys’ fees or other fees payable to third party advisors up to $500,000 in the aggregate to the extent arising out of any litigation, dispute, arbitration or other proceeding commencing after the date of the Agreement that is not brought or commenced by a holder of the Series B preference shares and involves the Company, such Series B preference shareholder's investment in the Company or a Potential Transaction. As of the year ended December 31, 2020, no payments have been requested or made under the Agreement.